Fees Summary	Oct. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,106,654.54
Total Transaction Valuation	8,013,428,937.09
Total Offset Amount	1,106,609.26
Net Fee	$ 45.28